                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     November 18, 2002

                         Fleet Credit Card Funding Trust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

         United States               333-73728-01 and           23-3101310
                                       333-73728-02
-------------------------------  ------------------------     -------------
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
        Incorporation)                                    Identification Number)

      300 North Wakefield Drive
         Suite: DE EH 60002 P
           Newark, Delaware                                  19702
---------------------------------------                    ----------
(Address of Principal Executive Office)                    (Zip Code)

Registrant's telephone number, including area code (302) 266-5004

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On November 18, 2002, Orrick, Herrington & Sutcliffe LLP delivered its legality opinion with respect to Series 2002-C.

Item 6.           Not Applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  Exhibits

                  5.1   Legality Opinion of Orrick, Herrington & Sutcliffe LLP.

                  23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FLEET CREDIT CARD FUNDING TRUST
                                            On behalf of the Fleet Credit Card
                                            Master Trust II



                                          By:    /s/ Jeffrey A. Lipson
                                             -----------------------------------
                                          Name:  Jeffrey A. Lipson
                                          Title: Vice President


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                                  EXHIBIT INDEX

Exhibit                          Description
-------                          -----------
5.1         Legality opinion of Orrick, Herrington & Sutcliffe LLP

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)